Exhibit 10.1

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

Executive Officers’ Bonus Plans
December 31, 2004

The following summarizes the terms of the bonus arrangements approved by our Compensation Committee with respect to our executive officers:

MALCOLM S. MORRIS, as Chairman of the Board and Co-Chief Executive Officer, shall receive in addition to his salary, 1% on the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder, .75% of the pretax profits from $20,000,001 to $40,000,000, .50% of the pretax profits from $40,000,001 to $60,000,000 and .25% of the pretax profits exceeding $60,000,000. For the calendar year 2004, Mr. Malcolm S. Morris shall receive no less than $250,000 in bonus compensation.

STEWART MORRIS, JR., as President and Co-Chief Executive Officer, shall receive in addition to his salary, 1% on the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder, .75% of the pretax profits from $20,000,001 to $40,000,000, .50% of the pretax profits from $40,000,001 to $60,000,000 and .25% of the pretax profits exceeding $60,000,000. For the calendar year 2004, Mr. Stewart Morris, Jr. shall receive no less than $250,000 in bonus compensation.

CARLOSS MORRIS, as Chairman of the Executive Committee of Stewart Title Guaranty Company, shall receive in addition to his salary, 1% of the first $16,500,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder. For the calendar year 2004, Mr. Carloss Morris shall receive no more than $165,000 in bonus compensation.

STEWART MORRIS, as Chairman of the Executive Committee of Stewart Title Company, shall receive in addition to his salary, 1% of the first $16,500,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder. For the calendar year 2004, Mr. Stewart Morris shall receive no more than $165,000 in bonus compensation.

MAX CRISP, as Executive Vice President and Chief Financial Officer, shall receive in addition to his salary, .50% of the first $50,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholder, .40% of the pretax profits from $50,000,001 to $75,000,000, .30% of the pretax profits from $75,000,001 to $100,000,000 and .20% of the pretax profits exceeding $100,000,000. For the calendar year 2004, Mr. Max Crisp shall receive no less than $135,000 in bonus compensation, and his bonus may not exceed 75% of the total base salary plus bonus earned by a Chief Executive Officer.

MATTHEW W. MORRIS, as Senior Vice President-Planning and Development, shall receive in addition to his salary, a minimum bonus of $75,000 for the calendar year 2004.